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[LETTERHEAD OF PRICEWATERHOUSECOOPERS APPEARS HERE]


                                 EXHIBIT 28.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-69030) of Handleman Company of our report dated June 22, 1999 relating to the financial statements of Handleman Company Salary Deferral and Stock Plan, which appears in this Form 11-K.

                          PricewaterhouseCoopers LLP

June 24, 1999